Benefit Plans And Obligations For Termination Indemnity (Effect Of A 1% Change In The Health Care Cost Trend Rate) (Details) $ in Thousands	12 Months Ended
Dec. 31, 2018 USD ($)
Defined Benefit Plan [Abstract]
Net periodic benefit cost, 1% increase	$ 14
Net periodic benefit cost, 1% decrease	(12)
Benefit obligation, 1% increase	94
Benefit obligation, 1% decrease	$ (85)